                                                                 EXHIBIT h(5)(e)

                                 AMENDMENT NO. 4
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT


         The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Funds Group, a Delaware business trust, is hereby amended as follows:

         Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                                 AIM FUNDS GROUP



PORTFOLIOS                                     EFFECTIVE DATE OF AGREEMENT
----------                                     ---------------------------

AIM Balanced Fund                                       June 1, 2000

AIM Basic Balanced Fund                               September 28 2001

AIM Global Utilities Fund                               June 1, 2000

AIM Select Equity Fund                                  June 1, 2000

AIM Value Fund                                          June 1, 2000

AIM European Small Company Fund                        August 30, 2000

AIM International Emerging Growth Fund                 August 30, 2000

AIM Mid Cap Basic Value Fund                         December 27, 2001

AIM New Technology Fund                                August 30, 2000

AIM Small Cap Equity Fund                              August 30, 2000

AIM Value II Fund                                      August 30, 2000

AIM Worldwide Spectrum Fund                          December 27, 2000"

         All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Dated:  December 27, 2001

                                           A I M ADVISORS, INC.


Attest:   /s/ LISA A. MOSS                 By: /s/ ROBERT H. GRAHAM
         ----------------------------         ---------------------------------
             Assistant Secretary                Robert H. Graham
                                                President


(SEAL)


                                          AIM FUNDS GROUP


Attest:   /s/ LISA A. MOSS                By:  /s/ ROBERT H. GRAHAM
         ----------------------------         ---------------------------------
              Assistant Secretary               Robert H. Graham
                                                President


(SEAL)